Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
4491304006
254543101
43365Y104
Issuer
HYNIX SEMICONDUCTOR
DIODES INC
HITTITE MICROWAVE CORP
Underwriters
Citigroup, CSFB, Deutsche Bank AG, Merrill
Lynch, Woori Investment & Securities Co
UBS, AG Edwards, CE Unterberg Towbin,
Raymond James, WR Hambrecht, Stanford Group
Co
Lehman Brothers, Needham & Co, Piper Jaffray,
Thomas Weisel Partners, Chatsworth Securities,
National Financial Services, Oppenheimer & Co,
Raymond James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
CSFB
DIODE US
HITT US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2005
9/22/2005
7/21/2005
Total dollar amount of offering sold to QIBs
 $
1,207,744,000
 $
89,380,000
 $
76,500,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
1,207,744,000
 $
89,380,000
 $
76,500,000
Public offering price
 $
18.43
 $
35.75
 $
17.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
fees not disclosed on Bloomberg
1.83%
1.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Global Fund
Boston
                      345,200
 $
6,363,417
0.53%



Scudder Emerging Markets Growth Fund
Boston
                        83,000
 $
1,530,022
0.13%



Chicago Funds







Scudder Technology Fund
Chicago
666,000
 $
12,277,044
1.02%



SVS II Technology Growth Portfolio
Chicago
105,700
 $
1,948,474
0.16%



SVS II Global Blue Chip Portfolio
Chicago
31,400
 $                   578,828
0.05%



Total

1,231,300
 $               22,697,784
1.88%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





















































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
BRBNCAACNOR2
BRUBBRCDAM14
857124101
Issuer
BANCO NOSSA CAIXA S.A.
UNIBANCO-UNITS
STATE NATIONAL BANCSHARES INC
Underwriters
Morgan Stanley, UBS, ABN Amro, Banco Factor
SA, Deutsche Bank AG
UBS, Unibanco, Banif-Banco, Espirito Santo
Investment, JP Morgan
Keefe Bruyette & Woods, Sandler O'Neil, First
Southwest Co, Hoefer & Arnett
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
BNCA3 BZ
UBBR11 BZ
SNBI US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2005
9/14/2005
9/29/2005
Total dollar amount of offering sold to QIBs
 $
829,527,000
 $
1,534,954,000
 $
49,600,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
829,527,000
 $
1,534,954,000
 $
49,600,000
Public offering price
 $
31.00
 $
20.49
 $
26.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
fees not disclosed; also, offering was in Brazil
reals, not USD
0.88%
1.82%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Emerging Markets Growth Fund
Boston
                        56,800
 $                 1,760,800
0.21%



Total

56,800
 $                 1,760,800
0.21%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.